SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 18 – SUBSEQUENT EVENTS

The Company has commenced the process of applying to be listed on the NASDAQ Capital Market, which it hopes to accomplish by the end of 2015.  To that end, on July 6, 2015, the Company’s Board of Directors approved and submitted for the approval of the Company’s stockholders an amendment to its Amended and Restated Certificate of Incorporation, to effect a reverse stock split of its common stock by a ratio of not less than 1-for-25 and not more than 1-for-50 (the “Reverse Split”). On July 7, 2015, stockholders of record of approximately 50.8% of the Company’s outstanding voting stock executed and delivered to the Company a written consent in lieu of a stockholders’ meeting approving the Reverse Split.  The Reverse Split can be effected at any time prior to December 31, 2015, at a ratio to be set at a whole number within the above range, as determined by the Board of Directors in its sole discretion.  Further, the Board of Directors may, in its sole discretion, determine to not effect the Reverse Split.  The Company believes that the Reverse Split will enhance its ability to obtain an initial listing on The NASDAQ Capital Market. The NASDAQ Capital Market requires, among other items, an initial bid price of at least $4.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share.

The Company raised net proceeds of $1,308,350 in a private financing from accredited individual and institutional investors during the month of July 2015, as part of a plan approved by the Board of Directors to raise $2,000,000 in capital funding.  The funding is in the form of a convertible note which will be converted into shares of the Company’s common stock in connection with its listing on the NASDAQ Capital Market as discussed above.  The proceeds from this financing will be used by the Company for repaying the remaining balances on the two bridge loans (See Note 8) and for general working capital purposes.

On August 31, 2015, the Company entered into an amended lease agreement with respect to the equipment financing leases.  The amendment has a new expiration date of August 31, 2019.  Under the amended lease agreement, the Company paid $60,000 on delivery and must make monthly payments of $5,464.69.  At the termination of the lease, the Company may purchase the equipment for $65,576.

NOTE 18 -     SUBSEQUENT EVENTS

In October 2014, our Board of Directors approved a funding initiative for an additional $750,000 to fund a software development effort for feature and function enhancements to enable the COPsync Network and COPsync911 threat alert system more readily to scale nationwide.  As of the date of this report, $450,000 has been raised, all in the first quarter of 2015.  The investment security is a three-year convertible promissory note, which bears interest at the rate of two percent simple interest per year, paid in cash.  The principal of the note converts into shares of the Company’s common stock at the rate of $11.00 per share.  The promissory note may be prepaid by the Company under certain conditions.

The Company has outstanding warrants to purchase an aggregate of 63,112 shares of its common stock at a price of $10.00 per share, having an aggregate exercise price of $631,116, that expire in 2015.  As of the date of this report, 7,200 of those warrants have been exercised for a total exercised price of $64,000, all in the first quarter of 2015.